LOAN MODIFICATION AGREEMENT

This LOAN MODIFICATION AGREEMENT (as it may be amended, supplemented, extended or renewed from time to time, this “Agreement”) is entered into as of December 2, 2013 by and among RUBY TUESDAY, INC., a Georgia corporation (“Guarantor”), whose address is 150 West Church Avenue, Maryville, Tennessee 37801, the borrowers listed on the signature page hereto (each, a “Borrower” and, collectively, “Borrowers”), each of whose address is 150 West Church Avenue, Maryville, Tennessee 37801, and the lenders listed on the signature page hereto (each, a “Lender” and, collectively, “Lenders”), each of whose address is 8377 East Hartford Drive, Suite 200, Scottsdale, Arizona 85255-5401.

RECITALS:

A.           Borrowers are indebted to Lenders with respect to the loans identified on Exhibit A attached hereto (each, a “Loan” and, collectively, the “Loans”).  Lenders are the current owners and holders of the Loans, as well as all promissory notes, instruments and documents evidencing, securing and guarantying the Loans, including, without limitation, the hereafter defined Guaranties, all as previously modified, amended, supplemented, extended and renewed from time to time, including, without limitation, as modified by the hereafter defined Existing Loan Modification Agreements (collectively, the “Current Loan Documents”).  The Current Loan Documents were previously modified pursuant to (i) that certain Loan Modification Agreement dated as of August 31, 2009 (the “2009 Loan Modification Agreement”) by and among Guarantor and the Borrowers and Lenders party thereto, (ii) that certain Loan Modification Agreement dated as of May 31, 2011 (the “2011 Loan Modification Agreement”) by and among the Guarantor and the Borrowers and Lenders party thereto and (iii) that certain Loan Modification Agreement dated as of May 14, 2012 (the “2012 Loan Modification Agreement”; the 2012 Loan Modification Agreement, the 2011 Loan Modification Agreement and the 2009 Loan Modification Agreement, collectively, the “Existing Loan Modification Agreements”) by and among the Guarantor and the Borrowers and Lenders party thereto.  The Current Loan Documents, as modified by this Agreement, are referred to herein as the “Loan Documents,” and references in the Current Loan Documents and this Agreement to the “Loan Documents,” or any of them, shall be deemed to be a reference to such Loan Documents, as modified by this Agreement.  This Agreement shall be deemed to be one of the Loan Documents.

B.           Each Borrower is a direct or indirect subsidiary of Guarantor.

C.           The Loans have been guaranteed by Guarantor pursuant to (i) that certain Guaranty dated as of August 31, 2009 (the “2009 Guaranty”) by Guarantor in favor of the Lenders described therein and (ii) that certain Guaranty dated as of May 31, 2011 (the “2011 Guaranty”; the 2011 Guaranty and the 2009 Guaranty, together, the “Guaranties”) by Guarantor in favor of the Lenders described therein.

D.           Borrowers and Guarantor have requested that Lenders modify the Loans and the Current Loan Documents as provided in this Agreement, and Lenders are willing to so modify the Loans and the Current Loan Documents, subject to the terms and conditions set forth in this Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantor and Lenders agree as follows:

  1.           Accuracy of Recitals; Effective Date.  Borrowers, Guarantor and Lenders acknowledge the accuracy of the Recitals set forth above and the parties hereby agree that the Recitals are a part of this Agreement.  Borrowers and Guarantor also acknowledge and agree that the information set forth on Exhibit A attached hereto with respect to each Loan is complete and correct, and that the outstanding principal indebtedness with respect to each Loan, together with all accrued unpaid interest thereon, is due and owing under the Loan Documents, without defense, offset or counterclaim. The modifications of the Current Loan Documents and the obligations of Borrowers, Guarantor and Lenders pursuant to this Agreement will be effective on the date that Lenders determine that the conditions precedent set forth in this Agreement have been satisfied in full (such date, the “Effective Date”).

2.   Modification of Current Loan Documents.  The Current Loan Documents are hereby modified as follows:

(a)         Guarantor Reporting Requirements.  From and after the Effective Date, Guarantor shall comply with the financial reporting requirements set forth in subclauses (a)(i) through (a)(viii) below, which financial reporting requirements shall be in lieu of and shall replace the financial reporting requirements set forth in Section 2(a) of the 2011 Loan Modification Agreement.

(i)           as soon as available and in any event upon the earlier of the date that is 90 days after the end of each fiscal year of Guarantor and the date that is 2 days after such information is filed with the Securities and Exchange Commission (the “SEC”), (A) a copy of the annual audited report for such fiscal year for Guarantor, Borrowers and the other subsidiaries of Guarantor (collectively, the “Reporting Parties”), containing consolidated balance sheets of the Reporting Parties as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Reporting Parties for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by KPMG L.L.P. or other independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation  and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Reporting Parties for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and (B) with respect to each restaurant site operated by a Borrower (each, a “Borrower Site”), the gross sales, net income and cash rent charges (for leased Borrower Sites) for such Borrower Site for the fiscal year then ended;

(ii)           as soon as available and in any event upon the earlier of the date that is 45 days after the end of each of the first three fiscal quarters of each fiscal year of Guarantor and the date that is 2 days after such information is filed with the SEC, an unaudited consolidated balance sheet of the Reporting Parties as of the end of such fiscal quarter and the related unaudited consolidated statements of income of the Reporting Parties for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Guarantor’s previous fiscal year, all certified by the chief financial officer or principal accounting officer of Guarantor as presenting fairly in all material respects the financial condition and results of operations of the Reporting Parties on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(iii)           concurrently with the delivery of the financial statements referred to in subclauses (i) and (ii) above, a certificate of the chief financial officer or principal accounting officer of Guarantor, (A) certifying as to whether there exists a default or an event of default (however defined) under any of the Loan Documents on the date of such certificate, and if a default or an event of default then exists, specifying the details thereof and the action which Guarantor has taken or proposes to take with respect thereto, (B) setting forth in reasonable detail calculations demonstrating compliance with the financial covenants set forth in Section 2(b)(i) through 2(b)(iii) below and (C) stating whether any change in GAAP or the application thereof has occurred since the date of Guarantor’s most recent audited financial statements which have been previously delivered hereunder and, if any change has occurred, specifying the effect  of such change on the financial statements accompanying such certificate;

(iv)           as soon as available and in any event within 30 days after the end of each fiscal month of Guarantor, an unaudited consolidated balance sheet of the Reporting Parties as of the end of such fiscal month and the related unaudited consolidated statements of income of the Reporting Parties for such fiscal month and the then elapsed portion of such fiscal year and unaudited consolidated statements of cash flows for the then elapsed portion of such fiscal year, all certified by the chief financial officer of Guarantor as presenting fairly in all material respects the financial condition and results of operations of the Reporting Parties on a consolidated basis in accordance with GAAP, subject to normal quarterly and year-end adjustments and the absence of footnotes;

(v)           promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the SEC, or any governmental authority succeeding to any or all functions of said SEC, or with any national securities exchange, or distributed by Guarantor to its shareholders generally, as the case may be;

(vi)          promptly following any request therefor, such other information regarding the results of operations, business affairs and  financial condition of the Reporting Parties as any Lender may reasonably request;

(vii)         concurrently with the financial statement referred to in subclause (i) above, beginning with the fiscal year ending June 3, 2014, (A) financial projections for the Reporting Parties containing pro forma income statement, balance sheet and cash flow statement for each quarter of the next fiscal year and (B) an updated corporate chart for the Reporting Parties; and

(viii)        commencing with Guarantor’s first fiscal quarter for which Guarantor is required, and continuing for so long as Guarantor is required, pursuant to FASB Accounting Standards of Codification No. 810, as amended (“ASC 810”), or any other authoritative accounting guidance (collectively, “Authoritative Guidance”), to consolidate its franchisees or any other less than 100% owned entity not previously required, under GAAP as in effect on the Effective Date, to be so consolidated (collectively, the “Consolidated Entities”), each set of financial statements delivered pursuant to subclauses (i) and (ii) above shall be accompanied by unaudited financial statements of the character and for the dates and periods as in said subclauses (i) and (ii) covering each of the following:

(A)           the Reporting Parties on a consolidated basis, before giving effect to any consolidation of the Consolidated Entities;

(B)           the Consolidated Entities on a consolidated basis; and

(C)           consolidating statements reflecting eliminations or adjustments required in order to reconcile the consolidated statements referred to in subclauses (viii)(A) and (viii)(B) above with the consolidated financial statements of the Reporting Parties delivered pursuant to subclauses (i) and (ii) above, setting forth in each case (commencing, in the case of the consolidation of any Consolidated Entity pursuant to published guidelines of any governmental authority, with Guarantor’s fiscal quarter that is four fiscal quarters following such consolidation) in comparative form the figures for the corresponding periods in the previous fiscal year.

(b)           Guarantor Financial Covenants.

(i)           Minimum Consolidated Fixed Charge Coverage Ratio.  From and after the Effective Date, the Consolidated Companies (as defined in the Guarantor Credit Agreement as defined on Exhibit B attached hereto)) shall maintain, as of the last day of each fiscal quarter of Guarantor their Consolidated Fixed Charge Coverage Ratio of not less than the ratio set forth below for such fiscal quarter:

Fiscal Quarter Ending on or about:	Minimum Consolidated Fixed Charge Coverage Ratio
December 3, 2013	1.50:1.00
March 4, 2014	1.40:1.00
June 3, 2014	1.30:1.00
September 2, 2014	1.30:1.00
December 2, 2014	1.35:1.00
March 3, 2015	1.35:1.00
June 2, 2015	1.40:1.00
September 1, 2015	1.45:1.00
December 1, 2015	1.50:1.00
March 1, 2016	1.55:1.00
May 31, 2016	1.60:1.00
August 30, 2016	1.60:1.00
November 29, 2016	1.65:1.00
February 28, 2017	1.65:1.00
June 6, 2017	1.70:1.00

As used herein, “Consolidated Fixed Charge Coverage Ratio” shall have the meaning ascribed to such term in (and shall for all purposes be calculated in the manner required pursuant to) the Guarantor Credit Agreement (as amended, modified or supplemented from time to time); provided, however, that no change to the definition of the Consolidated Fixed Charge Coverage Ratio (nor any of the components thereof or the manner of calculation thereof) under the Guarantor Credit Agreement from that reflected in the Guarantor Credit Agreement existing as of the Effective Date and described on Exhibit B attached hereto (without giving effect to any amendments or modifications thereto or supplements thereof) shall be effective to change the definition of the Consolidated Fixed Charge Coverage Ratio (or the manner of calculation thereof) required to be maintained by Guarantor pursuant to this Section 2(b)(i), unless Lenders shall have approved such change in writing (which approval shall not be unreasonably withheld).

(ii)           Maximum Adjusted Total Debt to EBITDAR Ratio.  From and after the Effective Date, the Consolidated Companies shall maintain as of the last day of each fiscal quarter of Guarantor their Adjusted Total Debt to EBITDAR Ratio at not greater than the ratio set forth below for such fiscal quarter:

Fiscal Quarter Ending on or about:	Maximum Adjusted Total Debt to EBITDAR Ratio
December 3, 2013	4.50:1.00
March 4, 2014	4.75:1.00
June 3, 2014	5.00:1.00
September 2, 2014	5.00:1.00
December 2, 2014	4.85:1.00
March 3, 2015	4.85:1.00
June 2, 2015	4.75:1.00
September 1, 2015	4.75:1.00
December 1, 2015	4.50:1.00
March 1, 2016	4.50:1.00
May 31, 2016	4.40:1.00
August 30, 2016	4.40:1.00
November 29, 2016	4.30:1.00
February 28, 2017	4.30:1.00
June 6, 2017	4.25:1.00

As used herein, “Adjusted Total Debt to EBITDAR Ratio” shall have the meaning ascribed to such term in (and shall for all purposes be calculated in the manner required pursuant to) the Guarantor Credit Agreement (as amended, modified or supplemented from time to time); provided, however, that no change to the definition of the Adjusted Total Debt to EBITDAR Ratio (nor any of the components thereof or the manner of calculation thereof) under the Guarantor Credit Agreement from that reflected in the Guarantor Credit Agreement existing as of the Effective Date and described on Exhibit B attached hereto (without giving effect to any amendments or modifications thereto or supplements thereof) shall be effective to change the definition of the Adjusted Total Debt to EBITDAR Ratio (or the manner of calculation thereof) required to be maintained by Guarantor pursuant to this Section 2(b)(ii), unless Lenders shall have approved such change in writing (which approval shall not be unreasonably withheld).

(iii)           Capital Expenditures.  From and after the Effective Date, the Consolidated Companies will not make Capital Expenditures in excess of (A) $40,000,000 in each of the fiscal years ending June 3, 2014 and June 2, 2015 and (B) $45,000,000 in any fiscal year thereafter.  As used herein, “Capital Expenditures” shall have the meaning ascribed to such term in (and shall for all purposes be calculated in the manner required pursuant to) the Guarantor Credit Agreement (as amended, modified or supplemented from time to time); provided, however, that no change to the definition of Capital Expenditures (nor any of the components thereof or the manner of calculation thereof) under the Guarantor Credit Agreement from that reflected in the Guarantor Credit Agreement existing as of the Effective Date and described on Exhibit B attached hereto (without giving effect to any amendments or modifications thereto or supplements thereof) shall be effective to change the definition of Capital Expenditures (or the manner of calculation thereof) for purposes of this Section 2(b)(ii), unless Lenders shall have approved such change in writing (which approval shall not be unreasonably withheld).

(iv)           Existing Financial Covenants.  From and after the Effective Date, Guarantor shall not be required to maintain compliance with the financial covenants described in Sections 2(c)(i)-(ii) of the 2012 Loan Modification Agreement, Sections 2(c)(i)-(iii) of the 2011 Loan Modification Agreement or Section 2(c) of the 2009 Loan Modification Agreement.

(c)           Prepayment of Designated Loans.  Notwithstanding anything to the contrary set forth in the related Loan Documents, on or after January 1, 2014, but on or before February 15, 2014, RT Western Missouri Franchise, LLC and Guarantor shall prepay in full the outstanding principal balance of the Loans identified on Exhibit A attached hereto as Loan ID Nos. 000431892 and 000431895, which Loans are evidenced by the promissory notes described on Exhibit C attached hereto (together, the “Designated Loans”), together with all accrued and unpaid interest thereon and all fees, charges and other amounts payable by RT Western Missouri Franchise, LLC under the related Loan Documents, including, without limitation, all prepayment fees payable under the Loan Documents related to each of the Designated Loans .

(d)           Additional Defaults.  The failure of Guarantor to comply with the requirements of Sections 2(a) and 2(b) above, or the failure of Guarantor and RT Western Missouri Franchise, LLC to comply with the requirements of Section 2(c) above, shall constitute an event of default under the Loan Documents.

(e)           Cross-Default to the Senior Credit Facilities.  From and after the Effective Date, the occurrence of (i) a payment default under the documents, instruments and agreements evidencing and securing the senior credit facilities of Guarantor and more particularly described on Exhibit B attached hereto (collectively, the “Senior Credit Facility Documentation”), following the expiration of all applicable notice and cure periods, or (ii) the occurrence of any other default or event of default (however defined) under the Senior Credit Facility Documentation, following the expiration of all applicable notice and cure periods and as a result of which all or any portion of the indebtedness outstanding under the Senior Credit Facility Documentation shall have been accelerated in accordance with the terms of the Senior Credit Facility Documentation, shall, in each case, constitute an event of default hereunder and under each of the Loan Documents.

(f)           Cross-Collateralization.  Without limiting the extent to which such matters are already granted and agreed to in the Current Loan Documents, Lenders, Guarantor and Borrowers hereby agree, confirm, and acknowledge that:  (i) the Collateral secures the payment and performance by

Borrowers and Guarantor of all of their respective obligations under the Loan Documents (collectively, the “Obligations”); and (ii) except as otherwise expressly provided in the Loan Documents, Lenders’ respective liens on and security interests in the Collateral shall not be terminated or released in whole or in part unless and until all of the Obligations are fully paid and satisfied, notwithstanding the fact that one or more of the Loans may become fully paid.  As used herein, the term “Collateral” means all real and personal property, tangible and intangible, as to which any Lender or any affiliate of any Lender is granted a lien or security interest pursuant to any of the Loan Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a lien or security interest in favor of any Lender or any affiliate of any Lender, with references to the Collateral to include all or any portion of or interest in any of the Collateral.

3.   Waiver and Consent by Lenders.  Subject to the satisfaction of all conditions precedent set forth in Section 8 hereof, each Lender hereby waives, effective as of the Effective Date, any default or event of default under the Loan Documents and any other documents ancillary or related thereto resulting solely and directly from, and, solely as it relates to the Senior Credit Facility Documentation, any covenant under the Loan Documents which prohibits, and hereby consents to, (a) the execution and delivery by Guarantor and Borrowers of the Senior Credit Facility Documentation, (b) the incurrence by Guarantor or any Borrower of the indebtedness or other obligations contemplated by the Senior Credit Facility Documentation (the “Senior Credit Facility Indebtedness”) and the guaranty of such Senior Credit Facility Indebtedness by Borrowers pursuant to the terms of the Senior Credit Facility Documentation, and (c) the granting of security interests in and the pledge of the Pledged Collateral pursuant to the Pledge Agreement (as defined on Exhibit B attached hereto) by Guarantor and the other pledgors party thereto and the other collateral pledged pursuant to the Senior Credit Facility Documentation as of the closing date thereof, as security for the payment of the Senior Credit Facility Indebtedness and the performance of all other obligations under the Senior Credit Facility Documentation.  As used herein, the term “Pledged Collateral” shall have the meaning assigned to such term in the Pledge Agreement, without giving effect to any changes to the definition thereof from that reflected in the Pledge Agreement existing as of the Effective Date and described on Exhibit B attached hereto).

4.   Borrower Representations, Warranties and Covenants.  As additional consideration to and inducement for Lenders to enter into this Agreement, each Borrower represents and warrants to and covenants with Lenders as follows:

(a)    Representations and Warranties.  Each and all representations and warranties of each Borrower in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date).  The representations and warranties in this Agreement are true, complete and correct as of the date set forth above, will continue to be true, complete and correct as of the consummation of the modifications contemplated by this Agreement, and will survive such consummation.

(b)    No Defaults.  After giving effect to the waivers described in Section 3 above, no Borrower is in default under any of the Current Loan Documents, nor has any event or circumstance occurred that is continuing that, with the giving of notice or the passage of time, or both, would be a default or an event of default by a Borrower under any of the Current Loan Documents.

(c)    No Material Changes.  There has been no material adverse change in the financial condition of Guarantor, any Borrower or any other person whose financial statement has been delivered to a Lender in connection with the Loans from the most recent financial statement received by a Lender from Guarantor, any Borrower or such other persons.

(d)    No Conflicts; No Consents Required.  Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which any Borrower is a party or by which any Borrower may be bound.  No consents, approvals or authorizations are required for the execution and delivery of this Agreement by any Borrower or for any Borrower’s compliance with its terms and provisions.

(e)    Claims and Defenses.  No Borrower has any claims, counterclaims, defenses or set-offs with respect to the Loans or the Loan Documents.  Each Lender and its predecessors in interest have performed all of their obligations under the Loan Documents, and no Borrower has any defenses, offsets, counterclaims, claims or demands of any nature which can be asserted against any Lender or its predecessors in interest for damages or to reduce or eliminate all or any part of the obligations of such Borrower under the Loan Documents.

(f)  Validity.  This Agreement and the other Loan Documents are and will continue to be the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms.

(g)     Valid Existence, Execution and Delivery, and Due Authorization.  Each Borrower validly exists under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents.  The execution and delivery of this Agreement and the performance of the Loan Documents have been duly authorized by all requisite action by or on behalf of each Borrower.  This Agreement has been duly executed and delivered on behalf of each Borrower.

(h)  Ratification of Current Loan Documents and Collateral.  The Current Loan Documents, as modified by this Agreement, are ratified and affirmed by each Borrower and shall remain in full force and effect.  The liens of Lenders on and security interests in any and all real or personal property (tangible or intangible) granted as security for any of the Loans shall continue in full force and effect and none of such property is or shall be released from such liens and security interests.  Except as expressly provided herein, this Agreement shall not constitute a waiver of any rights or remedies of any Lender in respect of the Loan Documents.

(i)  No Duress.  Each Borrower has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of Lender or any other party.

5.   Consent; Reaffirmation; and Acknowledgement. Guarantor (a) consents to the terms and conditions of this Agreement and (b) reaffirms the Guaranties and confirms and agrees that, notwithstanding this Agreement and the consummation of the transactions contemplated hereby and thereby, the Guaranties and all of Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranties continue in full force and effect in accordance with their terms with respect to the obligations guaranteed.

6.   Guarantor Representations and Warranties.  Guarantor represents and warrants to Lenders that:

(a)    No Material Changes.  There has been no material adverse change in the financial condition of Guarantor from the most recent financial statement received by a Lender from Guarantor.

(b)    Existing Representations and Warranties.  Each and all representations and warranties of Guarantor in the Current Loan Documents are and will continue to be accurate, complete and correct in all material respects (other than any representation or warranty expressly relating to an earlier date).

(c)     No Conflicts; No Consents Required.  Neither execution nor delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Guarantor is a party or by which Guarantor may be bound.  No consents, approvals or authorizations are required for the execution and delivery of this Agreement by Guarantor or for Guarantor’s compliance with its terms and provisions.

(d)     Claims and Defenses.  Guarantor has no claims, counterclaims, defenses, or offsets against any Lender or its predecessors in interest or with respect to any of its obligations or other liabilities under the Guaranties as a result of this Agreement or otherwise, any such claims, counterclaims, defenses or offsets being hereby waived and released.

(e)  Validity.  This Agreement, the Existing Loan Modification Agreements and the Guaranties are the legal, valid and binding agreements of Guarantor and are enforceable against Guarantor in accordance with their terms.

(f)  Power and Authority.  Guarantor has the full power, authority, capacity and legal right to execute and deliver this Agreement, and the party executing this Agreement on behalf of Guarantor is fully authorized and directed to execute the same to bind Guarantor.

(g)     No Duress.  Guarantor has executed this Agreement as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any Lender or any other party.

7.   Release.  Guarantor and each Borrower fully, finally and forever release and discharge (a) each Lender; (b) its predecessors in interest; (c) their respective successors, assigns and affiliates; and (d) the directors, officers, employees, agents and representatives of each Lender, such predecessors in interest, and such successors, assigns and affiliates (individually a “Lender Party”) from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature, in law or equity, that Guarantor or any Borrower has or in the future may have, whether known or unknown (i) in respect of the Loans, this Agreement, the other Loan Documents or the actions or omissions of any Lender in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.  GUARANTOR AND EACH BORROWER EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S

SETTLEMENT WITH THE RELEASED PARTIES, INCLUDING PROVISIONS SIMILAR TO SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES:  “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

8.   Conditions Precedent.  The obligations of Lenders to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions precedent, each in the sole and absolute discretion of Lenders:

(a)  Borrower Performance.  Guarantor and Borrowers have duly executed and delivered this Agreement to Lenders.

(b)  Representations and Warranties.  The representations and warranties of Guarantor and Borrowers contained in this Agreement and any other document or instrument expressly contemplated by this Agreement shall be true and correct in all material respects.

(c)  No Default.  After giving effect to the waivers described in Section 3 above, no event or circumstance shall have occurred that is continuing, that, with the giving of notice or the passage of time, or both, would be a default or an event of default under any of the Loan Documents.

(d)  Authority.  Borrowers and Guarantor shall have provided Lenders with certificates of the Secretary, Assistant Secretary, Manager or other appropriate officer, as applicable, of Guarantor and each Borrower, certifying as to (i) the resolution of the board of directors or consent of the managers, as applicable, of Guarantor and Borrowers, authorizing the execution, delivery and performance of the this Agreement and any related documents, (ii) the bylaws or operating agreements, as applicable, of Guarantor and Borrowers, and (iii) the signatures of the officers or agents of Guarantor and Borrowers authorized to execute and deliver this Agreement on behalf of Guarantor and Borrowers.

(e)  Senior Credit Facility Documentation.  Lenders shall have received copies of the fully-executed Senior Credit Facility Documentation, and the transactions contemplated under the Senior Credit Facility Documentation shall have closed concurrently with the Effective Date.

(f)  Fees and Costs.  Guarantor shall have paid to Lenders all out-of-pocket costs and expenses incurred by Lenders in connection with the preparation and negation of this Agreement and the closing of the transactions contemplated hereby, including attorneys’ fees incurred by Lenders in connection with the foregoing.

9.   Entire Agreement; Change; Discharge; Termination or Waiver.  The Loan Documents, as modified by this Agreement, contain the entire understanding and agreement of Guarantor, Borrowers and Lenders in respect of the Loans and supersede all prior representations, warranties, agreements and understandings.  No provision of the Loan Documents may be changed, discharged, supplemented, terminated or waived except in a writing signed by Lenders, Guarantor and Borrowers.

10.         No Limitations.  The description of the Loan Documents contained in this Agreement is for informational and convenience purposes only and shall not be deemed to limit, imply or modify the terms or otherwise affect the Loan Documents.  The description in this Agreement of the specific rights of Lenders shall not be deemed to limit or exclude any other rights to which Lenders may now be or may hereafter become entitled to under the Loan Documents at law, in equity or otherwise.

11.         Time of the Essence.  Time is of the essence in this Agreement.

12.         Binding Effect.  This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, Borrowers, Guarantor and Lenders and their respective successors and assigns.

13.         Further Assurances.  Guarantor and Borrowers shall execute, acknowledge (as appropriate) and deliver to Lenders such additional agreements, documents and instruments as reasonably required by Lenders to carry out the intent of this Agreement.

14.         Counterpart Execution.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.  Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

15.         Limitation of Liability for Certain Damages.  In no event shall any Lender Party be liable to Guarantor, any Borrower or any of their respective affiliates (collectively the “Credit Parties” and individually a “Credit Party”) on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings).  GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON (AND GUARANTOR AND BORROWERS SHALL CAUSE EACH OF THE OTHER CREDIT PARTIES TO SO WAIVE, RELEASE, AND AGREE NOT TO SUE UPON) ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

16.         Jurisdiction and Service of Process.

(a)  Submission to Jurisdiction.  Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of Arizona located in Maricopa County or of the United States for the District of Arizona, and Guarantor, each Borrower and each other Credit Party accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided, however, that nothing in this Agreement shall limit or restrict the right of Lenders to commence any proceeding in the federal or state courts located in the States in which the property securing the Loans is located to the extent Lenders deem such proceedings necessary or advisable to exercise remedies available under any Loan Document.  Lenders, Guarantor, each Borrower and each other Credit Party hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(b)  Service of Process.  Guarantor, each Borrower and each other Credit Party hereby irrevocably waive personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of Guarantor or

Borrowers specified above (and shall be effective when such mailing shall be effective, as provided in Section 17 below).  Guarantor, each Borrower and each other Credit Party agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)  Non-Exclusive Jurisdiction.  Nothing contained in this Section shall affect the right of any Lender to serve process in any other manner permitted by applicable law or commence legal proceedings or otherwise proceed against any Borrower Party in any other jurisdiction.

17.           Notices.  All notices, demands, requests, directions and other communications (collectively, “Notices”) required or expressly authorized to be made by the Loan Documents will be written and addressed (a) if to Guarantor, a Borrower or any other Credit Party, to the address set forth above for Guarantor or such Borrower or other Credit Party or such other address as shall be notified in writing to Lenders after the date hereof; and (b) if to a Lender, at the address set forth above for Lenders or such other address as shall be notified in writing to Guarantor or any Borrower after the date hereof.  Notices may be given by hand delivery; by overnight delivery service, freight prepaid; or by U.S. mail, postage paid.  Notices given as described above shall be effective and be deemed to have been received (x) upon personal delivery to a responsible individual at Lender’s business office in Scottsdale, Arizona, if the Notice is given by hand delivery; (y) one business day after delivery to an overnight delivery service, if the Notice is given by overnight delivery service; and (z) two business days following deposit in the U.S. mail, if the Notice is given by U.S. mail.

18.           WAIVER OF JURY TRIAL.  LENDERS, GUARANTOR, BORROWERS AND EACH OTHER CREDIT PARTY, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

19.           Governing Law.  The laws of the State of Arizona (without giving effect to its conflicts of laws principles) shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement.

[SIGNATURE PAGE FOLLOWS]

Executed and effective as of the date first set forth above.

BORROWERS:

RT INDIANAPOLIS FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT WESTERN MISSOURI FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT ST. LOUIS FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT MINNEAPOLIS FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT KCMO FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT NEW ENGLAND FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT OMAHA FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT LONG ISLAND FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT DETROIT FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT MILLINGTON, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT MICHIANA FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT SMITH, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

RT MICHIGAN FRANCHISE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT O'TOOLE, LLC, a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT ORLANDO FRANCHISE, L.P., a Delaware limited partnership

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT SOUTH FLORIDA FRANCHISE, L.P., a Delaware limited partnership

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT

RT WEST PALM BEACH FRANCHISE, L.P., a Delaware limited partnership

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT TAMPA FRANCHISE, L.P., a Delaware limited partnership

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

RT DENVER FRANCHISE, L.P., a Delaware limited partnership

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF BORROWERS
TO LOAN MODIFICATION AGREEMENT]

GUARANTOR:

RUBY TUESDAY, INC., a Georgia corporation

By: /s/ Scarlett May
Name: Scarlett May
Its: Vice President

[EXECUTION PAGE OF GUARANTOR
TO LOAN MODIFICATION AGREEMENT]

LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation

By: /s/ Joseph Eichler
Printed Name: Joseph Eichler
Its: Authorized Signatory

GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION OF CONNECTICUT, a Delaware corporation

By:	GE CAPITAL FRANCHISE
FINANCE CORPORATION, a
Delaware corporation

By: /s/ Joseph Eichler
Printed Name: Joseph Eichler
Its: Authorized Signatory

GE COMMERCIAL FINANCE BUSINESS
PROPERTY CORPORATION, a Delaware corporation

By: /s/ Joseph Eichler
Printed Name: Joseph Eichler
Its: Authorized Signatory

[EXECUTION PAGE OF LENDERS
TO LOAN MODIFICATION AGREEMENT]

GECPAC INVESTMENT II INC., a Delaware corporation

By:	GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware
corporation, Servicer

By: /s/ Joseph Eichler
Printed Name: Joseph Eichler
Its: Authorized

CEF FUNDING II, L.L.C., a Delaware limited liability corporation

By:	GE CAPITAL FRANCHISE
FINANCE CORPORATION, a
Delaware corporation, Sub-servicer

By: /s/ Joseph Eichler
Printed Name: Joseph Eichler
Its: Authorized

[EXECUTION PAGE OF LENDERS
TO LOAN MODIFICATION AGREEMENT]

EXHIBIT A

DESCRIPTION OF LOANS

Loan ID No.	Borrower	Current Holder (Lender)
000432114	RT Indianapolis Franchise, LLC	General Electric Capital Corporation (“GECC”)
000432115	RT Indianapolis Franchise, LLC	GECC
000432116	RT Indianapolis Franchise, LLC	GECC
000432117	RT Indianapolis Franchise, LLC	GECC
000431892	RT Western Missouri Franchise, LLC	GECC
000431893	RT Western Missouri Franchise, LLC	GECC
000431894	RT Western Missouri Franchise, LLC	GECC
000431895	RT Western Missouri Franchise, LLC	GECC
000428085	RT St. Louis Franchise, LLC	General Electric Capital Business Asset Funding Corporation of Connecticut (“GECBAFCC”)
000429043	RT St. Louis Franchise, LLC	GE Commercial Finance Business Property Corporation (“GECFBP”)
000429044	RT St. Louis Franchise, LLC	GECFBP
000430217	RT St. Louis Franchise, LLC	GECBAFCC
000427917	RT Minneapolis Franchise, LLC	GECC
000429893	RT Minneapolis Franchise, LLC	GECBAFCC
000429894	RT Minneapolis Franchise, LLC	GECBAFCC
000429895	RT Minneapolis Franchise, LLC	GECBAFCC

000430650	RT Minneapolis Franchise, LLC	GECPAC Investment II, Inc. (“GECPAC II”)
000427903	RT KCMO Franchise, LLC	CEF Funding II, L.L.C. (“CEF II”)
000429746	RT KCMO Franchise, LLC	GECC
000429997	RT KCMO Franchise, LLC	GECBAFCC
000428127	RT New England Franchise, LLC	GECBAFCC
000429199	RT New England Franchise, LLC	CEF II
000427931	RT Omaha Franchise, LLC	GECBAFCC
000428731	RT Omaha Franchise, LLC	GECFBP
000434855	RT Long Island Franchise, LLC	GECBAFCC
000430270	RT Detroit Franchise, LLC	GECBAFCC
000430272	RT Detroit Franchise, LLC	GECBAFCC
000429492	RT Detroit Franchise, LLC	GECC
000430639	RT Michiana Franchise, LLC and RT Smith, LLC	GECPAC II
000430711	RT Michiana Franchise, LLC	GECPAC II
000427904	RT Michiana Franchise, LLC	GECC
000430713	RT Michigan Franchise, LLC and RT O’Toole, LLC	GECPAC II
000430712	RT Michigan Franchise, LLC and RT O’Toole, LLC	GECPAC II
000430666	RT Michigan Franchise, LLC	GECPAC II
000429912	RT Michigan Franchise, LLC	GECBAFCC

000430714	RT Michigan Franchise, LLC and RT O’Toole, LLC	GECPAC II
19194	RT Michigan	GECFBP
000428982	RT Michigan Franchise, LLC	GECFBP
000429970	RT Michigan Franchise, LLC	GECBAFCC
000429971	RT Michigan Franchise, LLC	GECBAFCC
000428984	RT Michigan Franchise, LLC	CEF II
000429642	RT Orlando Franchise, L.P.	GECBAFCC
000430663	RT Orlando Franchise, L.P.	GECPAC II
000430693	RT Orlando Franchise, L.P.	GECPAC II
000430623	RT South Florida Franchise, L.P.	GECPAC II
000428688	RT South Florida Franchise, L.P.	GECFBP
000430622	RT South Florida Franchise, L.P.	GECPAC II
000430696	RT West Palm Beach Franchise, L.P.	GECPAC II
000430700	RT West Palm Beach Franchise, L.P.	GECPAC II
18178	RT West Palm Beach Franchise, L.P.	GECFBP
000428851	RT West Palm Beach Franchise, L.P.	CEF II
18182	RT West Palm Beach Franchise, L.P.	CEF II
000428733	RT Tampa Franchise, L.P.	GECC
000428732	RT Tampa Franchise, L.P.	GECC

                           Loan ID No.:  000427903 et al.
                          Asset No.:  021714 et al.
[FINAL EXECUTION COPY]
4830-7110-9910.5

EXHIBIT B

Senior Credit Facility Documentation

1.            Indenture dated as of May 14, 2012 (the “Indenture”) among Wells Fargo Bank, National Association, as trustee, Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc. and the other guarantors party thereto from time to time pursuant to a Supplement to the Indenture.

2.            Ruby Tuesday, Inc. 7⅝% Senior Notes Due 2020 and any Additional Notes and Exchange Notes issued in accordance with the terms of the Indenture, in an aggregate original principal amount of up to $250,000,000, (the “Senior Notes”).

3.            Revolving Credit Agreement dated as of December 3, 2013 the “Guarantor Credit Agreement”) among Guarantor, the lenders from time to time party thereto (the “Revolving Credit Lenders”), Bank of America, N.A., in its capacity as administrative agent for the Revolving Credit Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”), and RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT

                        Loan ID No.: 000427903 et al.
                        Asset No.: 021714 et al.
[FINAL EXECUTION COPY]
4830-7110-9910.5

Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc., as guarantors and the other guarantors party thereto from time to time pursuant to a Joinder Agreement to the Guarantor Credit Agreement (collectively, the “Subsidiary Guarantors”).

4.            Security Agreement dated as of December 3, 2013 (the “Security Agreement”) by Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa, Inc., RT Orlando, Inc., RT South Florida, Inc., RT West Palm Beach, Inc., RT One Percent Holdings, Inc., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Denver, Inc., RT Louisville, Inc., RT Restaurant Services, LLC, RT One Percent Holdings, LLC, RT Louisville Franchise, LLC, RT McGhee Tyson, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT New Hampshire Restaurant Holdings, LLC, RT Northern California Franchise, LLC, RTTA, LP, Wok Hay 2, LLC, RT Distributing, LLC, RTT Texas, Inc., RTTT, LLC, RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc., Ruby Tuesday of Bryant, Inc. and the other grantors party thereto from time to time pursuant to a Joinder Agreement to the Security Agreement, in favor of Administrative Agent.

5.            Pledge Agreement dated as of December 3, 2013 (the “Pledge Agreement”) by Guarantor, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa, Inc., RT Orlando, Inc., RT South Florida, Inc., RT West Palm Beach, Inc., RT One Percent Holdings, Inc., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Denver, Inc., RT Louisville, Inc., RT Restaurant Services, LLC, RT One Percent Holdings, LLC, RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT New Hampshire Restaurant Holdings, LLC, RT Northern California Franchise, LLC, RTTA, LP, Wok Hay 2, LLC, RT Distributing, LLC, RTT Texas, Inc., RTTT, LLC, RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc., Ruby Tuesday of Bryant, Inc. and the other pledgors party thereto from time to time pursuant to a Joinder Agreement to the Pledge Agreement in favor of Administrative Agent, in favor of Administrative Agent.

                          Loan ID No.:  000427903 et al.
                          Asset No.:  021714 et al.
[FINAL EXECUTION COPY]
4830-7110-9910.5

EXHIBIT C

Designated Loans

Loan ID No.	Borrower	Current Holder (Lender)	Description of Promissory Note
000431892	RT Western Missouri Franchise, LLC	GECC	Equipment Promissory Note dated as of December 14, 2006 by RT Western Missouri Franchise, LLC in favor of GECC, in the original principal amount of $9,807,397.14
000431895	RT Western Missouri Franchise, LLC	GECC	Equipment Promissory Note dated as of January 10, 2007 by RT Western Missouri Franchise, LLC in favor of GECC, in the original principal amount of $2,796,678.00

                           Loan ID No.:  000427903 et al.
                          Asset No.:  021714 et al.
[FINAL EXECUTION COPY]
4830-7110-9910.5